UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 30, 2004
                                                        ----------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)



          DELAWARE                                                46-0476193
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(State or other jurisdiction        (File number)             (I.R.S. Employer
      of incorporation)                                      Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                      92590
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(Address of principal executive office)                    (Zip Code)


Registrant's telephone number, including area code:         (909) 694-9940
                                                          ------------------


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         (Former name or former address, if changed since last report)


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                             Exhibit Index on Page 2

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (C)      Exhibits

                           99       Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 30, 2004                 TEMECULA VALLEY BANCORP INC.


                                        By:       /S/ Stephen H. Wacknitz
                                                 -----------------------------
                                                 Stephen H. Wacknitz
                                                 President and Chief Executive
                                                 Officer



                                        By:       /S/ DONALD A. PITCHER
                                                 -----------------------------
                                                 DONALD A. PITCHER
                                                 Senior Vice President
                                                 Chief Financial Officer




                                  EXHIBIT INDEX
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EXHIBIT NO.                DESCRIPTION                        PAGE NO.
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99                         Press Release                         3



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                            Exhibit Index on Page 2